Third Quarter 2016 Earnings Presentation

2 Safe Harbor Statement “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Allegiance and its subsidiaries. These statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward looking statements include the foregoing. Forward-looking statements include information concerning Allegiance’s future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Allegiance’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Allegiance can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks; continue to sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other factors are discussed in Allegiance's Annual Report on Form 10-K for the fiscal year ended December 31, 2015 and in other reports and statements Allegiance has filed with the Securities and Exchange Commission. Copies of such filings are available for download free of charge from the Investor Relations section of Allegiance's website at www.allegiancebank.com, under Financial Information, SEC Filings. Any forward-looking statement made by Allegiance in this presentation speaks only as of the date on which it is made. Factors or events that could cause Allegiance’s actual results to differ may emerge from time to time, and it is not possible for Allegiance to predict all of them. Allegiance undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

3 Allegiance Overview • Holding company for Allegiance Bank based in Houston, Texas • Headquartered in Houston, Texas • NASDAQ Ticker: ABTX • 16 full service banking locations within the Houston MSA • Super-community banking model • Two acquisitions completed: • 2013: Independence Bank with $222.1 million in total assets • 2015: Enterprise Bank (F&M Bancshares) with $569.7 million in total assets

4 Highlights - Third Quarter 2016 • Net Income of $5.5 million and diluted earnings per share of $0.42 in the third quarter of 2016 compared to $5.3 million and $0.40 in the second quarter 2016 • Pre-tax, pre-provision adjusted net income of $9.8 million in the third quarter 2016 compared to $9.2 million in the second quarter 2016 • ROE of 7.77%, ROA of 0.90% and an efficiency ratio of 60.34% for the third quarter 2016 • Assets of $2.46 billion, loans of $1.83 billion, deposits of $1.90 billion and stockholder's equity of $281.1 million at September 30, 2016 • Core loan growth of $76.6 million, or 4.6%, to $1.75 billion for the third quarter of 2016. Annualized organic loan growth of 18.4% for the quarter • Hired 10 new lenders and a treasury management specialist for the year-to-date September 30, 2016, of which lenders, 4 were hired in the third quarter 2016 • Sound asset quality with annualized net recoveries to average loans of 0.01% for the third quarter 2016 and net charge-offs to average loans of 0.04% for the year-to-date September 30, 2016 • Recognized as a 2016 Top Workplace by the Houston Chronicle • Houston Business Journal 2016 Best Places to Work recipient • Named one of the Best Banks to Work For in 2016 by the American Banker Magazine

5 Net Income Growth $20.0 $18.0 $16.0 $14.0 $12.0 $10.0 $8.0 $6.0 $4.0 $2.0 $0.0 2010 2011 2012 2013 2014 2015 Q1 16 Q2 16 Q3 16 $2.0 $3.0 $4.6 $6.8 $9.0 $15.2 $6.4 $5.3 $5.5 ($ in millions) CAGR: 49.8% *Includes a one-time gain from sale of branches of $1.3 million (after-tax). $17.1 YTD *

6 Diluted EPS Growth $1.60 $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 $0.48 $0.68 $0.90 $1.22 $1.26 $1.43 $0.49 $0.40 $0.42 $1.31 YTD * *Includes a one-time gain from sale of branches of $1.3 million (after-tax).

7 $98 $84 $70 $56 $42 $28 $14 $0 N et In te re st In co m e 5.00% 4.50% 4.00% 3.50% 3.00% 2.50% 2.00% N et In te re st M ar gi n 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 $15.4 $21.2 $29.1 $33.9 $46.8 $80.2 $21.1 $21.9 $23.4 4.24% 4.33% 4.44% 4.19% 4.32% 4.68% 4.45% 4.32% 4.39% Net Interest Income and Margin ($ in millions) $66.4 YTD

8 Performance Metrics Efficiency Ratio 80.0% 70.0% 60.0% 50.0% 2010 2011 2012 2013 2014 2015Q1 2 016 Q2 2 016 Q3 2 016 77.6% 74.4% 69.0% 69.2% 67.7% 65.3% 63.8% 60.1% 60.3% Return on Average Assets 1.20% 1.00% 0.80% 0.60% 0.40% 0.20% 2010 2011 2012 2013 2014 2015Q1 2 016 Q2 2 016 Q3 2 016 0.53% 0.60% 0.65% 0.78% 0.75% 0.81% 1.19% 0.91% 0.90% Interim periods annualized Return on Average Tangible Common Equity 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 2010 2011 2012 2013 2014 2015Q1 2 016 Q2 2 016 Q3 2 016 4.76% 6.30% 7.38% 9.22% 8.70% 9.52% 11.67% 9.30% 9.21% Interim periods annualized Loans/Deposits 100.00% 95.00% 90.00% 85.00% 80.00% 75.00% 70.00% 2010 2011 2012 2013 2014 2015Q1 2 016 Q2 2 016 Q3 2 016 84.07% 82.24% 81.89% 80.04% 88.39% 95.56% 93.21% 95.14% 96.31% * * *Includes a one-time gain from sale of branches of $1.3 million (after-tax).

9 Balance Sheet Growth Total Assets $3,000 $2,500 $2,000 $1,500 $1,000 $500 $0 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 $428 $616 $774 $1,165 $1,280 $2,085 $2,211 $2,368 $2,462 CAGR: 35.6% ($ in millions)

10 Loan Growth Loan Growth $2,500 $2,000 $1,500 $1,000 $500 $0 2010 2011 2012 2013 2014 2015 Q1 2016 Q2 2016 Q3 2016 $322 $463 $577 $837 $1,002 $1,681 $1,717 $1,754 $1,831CAGR: 35.3% ($ in millions)

11 Loan Portfolio Composition Loan Portfolio (as of September 30, 2016) CRE (including multi-family) $848.9 46.4% C&I 402.3 22.0% 1-4 Family Residential 228.7 12.5% CRE Construction 167.9 9.2% Residential Construction 93.9 5.1% Mortgage Warehouse 76.0 4.2% Consumer and Other 13.0 0.6% Gross Loans $1,830.7 100.0% C&I 22.0% Mortgage Warehouse 4.2% CRE (including multi-family) 46.4% CRE Construction 9.2% Residential construction 5.1% 1-4 family residential 12.5% Consumer and other 0.6% Approximately 51.1% of CRE is owner occupied CRE By Property Type Retail $254.8 30.0% Industrial/Warehouse 153.8 18.1 Office 127.9 15.1 Hotel/Motel 88.8 10.4 C-Store 59.4 7.0 Multi-Family 46.8 5.5 Farmland 22.7 2.7 Health Care 8.4 1.0 Other 86.3 10.2 Total CRE (incl. multi-family) $848.9 100.0% ($ in millions) CRE Construction by Property Type Vacant Land $ 80.4 47.9% Retail 38.5 22.9 C-Store 17.8 10.6 Industrial Warehouse 11.2 6.7 Hotel/Motel 0.6 0.3 Office 3.4 2.0 Multi-family 2.5 1.5 Health Care 2.1 1.2 Other 11.4 6.9 Total CRE Construction $167.9 100.0%

12 Deposit Growth and Composition Deposit Composition (as of September 30, 2016) Noninterest- bearing Demand 31.8% Interest- bearing Demand 5.9% Money Market and Savings 26.5% Certificates and Other Time 35.8% Deposit Growth $2,500 $2,000 $1,500 $1,000 $500 $0 To ta lD ep os its 40.0% 35.0% 30.0% 25.0% 20.0% 15.0% 10.0% N on in te re st -b ea ri ng D em an d (% ) 2010 2011 2012 2013 2014 2015 Q1 2 016 Q2 2 016 Q3 2 016 $383 $563 $704 $1,045 $1,134 $1,759 $1,843 $1,843 $1,901 20.2% 26.0% 30.8% 31.1% 33.0% 35.3% 37.1% 34.2% 31.8% ($ in millions)

13 Strong Credit Quality NPLs/Total Loans 1.00% 0.80% 0.60% 0.40% 0.20% 0.00% 2010 2011 2012 2013 2014 2015Q1 2 016 Q2 2 016 Q3 2 016 0.59% 0.02% 0.94% 0.31% 0.32% 0.31% 0.41% 0.41% 0.87% NCOs/Average Loans 0.35% 0.30% 0.25% 0.20% 0.15% 0.10% 0.05% 0.00% 2010 2011 2012 2013 2014 2015Q1 2 016 Q2 2 016 Q3 2 016 0.29% 0.25% 0.25% 0.02% 0.06% 0.06% 0.01% 0.11% —%

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